UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(A) of the

Securities Exchange Act of 1934

(Amendment No.         )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14A-12

COMARCO, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

	(1)	Title of each class of securities to which transaction applies:

	(2)	Aggregate number of securities to which transaction applies:

	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

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	(4)	Date Filed:

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COMARCO, INC. C 1234567890

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Vote by Internet

• Go to www.envisionreports.com/CMRO

• Or scan the QR code with your smartphone

• Follow the steps outlined on the secure website

Shareholder Meeting Notice 1234 5678 9012 345 Important COMARCO, Notice Inc. Regarding Shareholder the Meeting Availability to be of Held Proxy on Materials July 19, 2012 for the

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The Proxy Statement and Annual Report on Form 10-K for the fiscal year ended January 31, 2012 are available at:

www.envisionreports.com/CMRO

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

?When you go online to view materials, you can also vote your shares. Step 1: Go to www.envisionreports.com/CMRO to view the materials. Step 2: Click on Cast Your Vote or Request Materials.

Step Step 3: 4: Follow Make your the instructions selection as on instructed the screen on each to log screen in. to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before July 5, 2012 to facilitate timely delivery.

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Shareholder Meeting Notice

COMARCO, Inc.’s Annual Meeting of Shareholders will be held on July 19, 2012 at 25541 Commercentre Drive, Suite 250, Lake Forest, CA 92630, at 3:00 PM.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations. The Board of Directors recommends a vote FOR all the nominees listed in Proposal 1 and FOR Proposal 2:

1. Election of Directors: 01—Paul Borowiec, 02—Wayne G. Cadwallader, 03—Richard T. LeBuhn, 04—Thomas W. Lanni,

05—Michael R. Levin and 06—Michael H. Mulroy.

2. To ratify the appointment by the Company’s audit and finance committee of Squar, Milner, Peterson, Miranda & Williamson LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2013.

3. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the COMARCO, Inc. 2012 Annual Meeting

From the I-5 Southbound: From the I-5 Northbound: Exit Bake Parkway, Exit 92 Exit Bake Parkway, Exit 92B

Turn Left onto Bake Pky proceed for approximately 3.5 miles Turn Right onto Bake Pky proceed for approximately 3.5 miles Turn Right onto Commercentre Drive Turn Right onto Commercentre Drive Make an immediate Left onto Biscayne Bay Drive Make an immediate Left onto Biscayne Bay Drive Make an immediate Left to enter the parking lot Make an immediate Left to enter the parking lot

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below. Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

3 Internet – Go to www.envisionreports.com/CMRO. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

3 Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

3 Email – Send email to investorvote@computershare.com with “Proxy Materials COMARCO, Inc.” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by July 5, 2012.

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*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on July 19, 2012
COMARCO, INC.	Meeting Information
Meeting Type: Annual Meeting
For holders as of: May 30, 2012
Date: July 19, 2012 Time: 3:00 PM PST
	Location:	Comarco Inc. 25541 Commercentre Drive, Suite 250 Lake Forest, CA 92630

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote — How to Access the Proxy Materials
Proxy Materials Available to VIEW or RECEIVE:
1. Form 10-K 2. Notice & Proxy Statement
How to View Online:
Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com
How to Request and Receive a PAPER or E-MAIL Copy:
If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:
1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 05, 2012 to facilitate timely delivery.

— How To Vote —
Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Internal Use Only

Voting Items
The Board of Directors recommends that you vote FOR the following:
1.	Election of Directors
Nominees:
01	Paul Borowiec 02 Wayne G. Cadwallader 03 Richard T. LeBuhn 04 Thomas W. Lanni 05 Michael R. Levin
06	Michael H. Mulroy
The Board of Directors recommends you vote FOR the following proposal(s):
2.

To ratify the appointment by the Company’s Audit and Finance Committee of Squar, Milner, Peterson, Miranda & Williamson LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2013.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Reserved for Broadridge Internal Control Information

Voting Instructions